UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 31, 2022
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COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$$0.01 Par Value Class A common stock	CVLG	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2022, the Compensation Committee (the “Committee”) of the Board of Directors of Covenant Logistics Group, Inc. (the “Company”) approved grants of restricted stock to certain of the Company’s named executive officers. The grants vest (A) 25% upon the Company’s attainment of a three-year cumulative adjusted earnings per share goal for the performance period ended December 31, 2025, (B) 25% upon the Company’s attainment of a consolidated freight revenue goal for the fiscal year ended December 31, 2025, (C) 25% on December 31, 2023, and (D) 25% on December 31, 2024. The restricted stock is subject to customary termination, forfeiture, and acceleration provisions. The following table sets for the number of shares of restricted stock received by certain of the Company’s named executive officers:

Named Executive Officer	Shares of Restricted Stock
Samuel F. Hough	6,617
Lynn Doster	6,617
James “Tripp” S. Grant	5,514

Also, on May 31, 2022, the Committee approved and adopted the Covenant Logistics Group Supplemental Savings Plan (the “Plan”). The Plan constitutes an unfunded, nonqualified deferred compensation plan that allows non-employee directors and a select group of management and highly compensated employees (collectively, the “Participants”), including the Company’s named executive officers, to voluntarily defer compensation in a manner intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended. The Plan will be administered by the Committee.

Participants may elect to defer into the Plan up to 50% of base salary and up to 100% of bonuses, commissions, and director fees and retainers. In addition, the Plan allows, but does not require, the Company to make employer discretionary contributions to Participant accounts from time to time. The amounts of any discretionary contributions may differ from year to year and from Participant to Participant. While all Participant deferrals will be fully vested under the Plan, vesting of any Company discretionary contributions will be specified by the Committee or the Company, subject to acceleration for a change in control of the Company or the Participant’s death or disability. All distributions under the Plan will be paid in cash.

The forgoing description is qualified in its entirety by reference to the Plan, a copy of which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: June 6, 2022	By:	/s/ Joey B. Hogan
Joey B. Hogan
President